Exhibit 10.5
AMENDMENT NO. 1 TO THE LEASE AGREEMENT DATED AS OF AUGUST 7, 2007, BETWEEN RICHMOND AMERICAN HOMES OF COLORADO, INC. AND
DAVID M. MANDARICH

This Amendment No. 1 to the Lease Agreement by and between M.D.C. HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware with its principle pace of business at 4350 South Monaco Street, Suite 500, Denver CO 80237 (“Company”), RICHMOND AMERICAN HOMES OF COLORADO, INC., with an address of 4350 South Monaco Street, Suite 500, Denver, CO 80237, (“Lessor”) and DAVID M. MANDARICH, with an address of 4350 South Monaco Street, Suite 500, Denver, CO 80237, (“Lessee”) will amend that certain Lease Agreement, dated as of August 2nd, 2007, by and between Lessor and Lessee (“Lease”).

    WHEREAS, Lessor and Lessee desire to amend the Lease as provided herein;

    NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and for good and valuable consideration, the Lease shall be, and hereby is, amended as set forth below:

1.Exhibit A in the Lease shall be replaced in its entirety with Exhibit A attached hereto;

2.Section 9 is deleted in its entirety and replaced with the following:

“This Agreement is expressly subordinate to the Aircraft Lease Agreement between the Company and Lessor dated July 26, 2007, and the Aircraft Lease Agreement between the Company and Lessor dated December 19, 2023, regarding the Aircraft (the “Master Lease”). To the extent there may be any conflict with the rights, duties or obligations of the parties to the Master Lease, or any inconsistency or conflict with any of the terms or conditions contained in the Master Lease shall govern and supersede this Agreement.”

3.Except as expressly amended by this Amendment, the Lease remains in full force and effect, and this Amendment shall not be construed to alter or amend any of the other terms or conditions set forth in the Lease.  In the event of a conflict between the terms of the Lease and this Amendment, the provisions of this Amendment shall prevail. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but both of which together shall constitute one and the same instrument.

The “Instructions For Compliance with Truth-In-Leasing Requirements” attached as Schedule A hereto are incorporated herein by reference.

[SIGNATURES ON THE FOLLOWING PAGE]

Exhibit 10.5

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Lease Agreement, effective as of March 8, 2024.

LESSOR:                        LESSEE:

RICHMOND AMERICAN HOMES        DAVID M. MANDARICH
OF COLORADO, INC.

/s/ Robert N. Martin                    /s/ David D. Mandarich
By: Robert N. Martin                    By: David D. Mandarich
Title: Senior Vice President

COMPANY:
M.D.C. HOLDINGS, INC.

/s/ Michael L. Kaplan
By: Michael L. Kaplan
Title: Senior Vice President

Exhibit 10.5
EXHIBIT A

Dassault Aviation Falcon 2000EX Aircraft, S/N 120, Registration No. N333MX, equipped with two (2) Pratt & Whitney 308-C turbofan engines, S/N CF-0265 and CF-0264.

Dassault Aviation Falcon 7X Aircraft, S/N 158, Registration No. N747RL (to be changed to N333MZ), equipped with three (3) Pratt & Whitney PW307A engines, S/N PCE-CH-0492 (L), PCE-CH-0490 (C) and PCE-CH-0491 (R).

Exhibit 10.5
SCHEDULE A

INSTRUCTIONS FOR COMPLIANCE WITH
“TRUTH IN LEASING” REQUIREMENTS

1.    Mail a copy of the contract to the following address via certified mail, return receipt requested immediately upon the execution of the Lease: (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed.)

Federal Aviation Administration
Aircraft Registration Branch
ATTN: Technical Section
P.O. Box 25724
Oklahoma City, Oklahoma 73125

2.    Telephone or fax the responsible Flight Standards District Office at least forty-eight hours prior to the first flight under this Lease.

3.    Carry a copy of the contract in the aircraft at all times.

4